UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22016

Alpine Global Premier Properties Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY			10577
(Address of principal executive offices)			(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”)  control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Alpine

# GLOBAL PREMIER PROPERTIES FUND

Semi-Annual Report 2008

April 30, 2008

INVESTOR
INFORMATION	1(800) 617.7616 | www.alpinecef.com

TABLE OF CONTENTS

Alpine View	1

Manager Commentary	3

Schedule of Portfolio Investments	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Statement of Cash Flows	15

Financial Highlights	16

Notes to Financial Statements	17

Additional Information	21

ALPINE VIEW April 30, 2008 (Unaudited)

Dear Investor:

The financial crisis which began unfolding last year has moderated somewhat over the six months ending April 30, 2008. The turning point was the Federal Reserve intervention in JPMorgan’s absorption of Bear Stearns on March 17. However, in its place broad economic concerns have spread, exacerbated by rapid rises of the cost of food and fuel. The American Presidential election cycle is now well underway, which in our opinion contributes not only uncertainty over the direction of future economic policies, but also a greater probability that additional government sponsored initiatives to stabilize the economy will not be forthcoming for the balance of the calendar year. Inflation, deflation and stagflation are features of a marketplace where the trends are myriad and weak.

The credit crisis which had engulfed the markets since last July was not a result of subprime loans, although they proved to be the stick which broke the proverbial camel’s back. We believe the culprit was the methods employed by Wall Street to package and sell a broad array of investible financial assets in a securitized format. We feel that the rating agencies’ models were deficient and permitted investment banks to ‘game the system’ creating excessively high proportions of AAA rated securities. The resultant lack of credibility which has descended upon once venerated investment rating companies, such as S&P, Moody’s and Fitch, appears to have virtually immobilized not only investment banking but also many bond trading functions which are critical to corporate and municipal activity. Over time, ‘the Street’ will hopefully create a new regime in which investment cash flows are more transparent, the structures simpler, and the cost of capital somewhat higher. We feel the credit delivery system is broken. The net result is that a significant portion of financial liquidity has been removed from the marketplace for the foreseeable future. This withdrawal of liquidity, combined with forced deleveraging of many financial service companies and banks, has made mortgage and corporate debt more expensive. It appears it is having the greatest effect in the U.S. where complex securitizations were a dominant feature of the capital markets and to a lesser degree in the U.K. and Australia.

Even though consumer confidence in the U.S. is approaching historic low levels not seen since 1981 (!), economic data remains mixed. The cost of living has been dramatically impacted by rising food and fuel costs which are continuing to ripple throughout the global economy. Unemployment has remained reasonably stable in most countries until the month of May; however, it is a lagging indicator, which could be affected by a weakening business climate. While incomes have remained reasonably stable and the level of consumer expenditures has also shown surprising sustainability, we suspect that falling employment levels and inflating prices could seriously squeeze households in both the U.S. and U.K. The impact of potentially declining consumption could further exacerbate the outlook for retail sales, which in turn may exacerbate the outlook for jobs and ultimately economic growth

The traditional home sales season this spring in the U.S. is amongst the worst in recent memory and new home sales are currently running at levels not seen since 1991. Even though builders have managed to control the size of their inventories of homes for sale, it appears it is having no impact on the rising backlog of existing homes on the market. It should be noted that the owners of many of these homes for sale will not sell below a certain price unless they are forced to do so, either as a result of relocation or personal financial pressures. Thus, the actual downward pressure on home prices comes primarily from homes which have been foreclosed upon and are currently vacant, as opposed to new homes coming on to the market or existing homes where the owner/occupier seeks to relocate or buy another home.

Despite the negative economic backdrop, corporate earnings during the first quarter showed solid growth with the exception of the financial services sector. While the government’s economic stimulus program providing $100 billion worth of rebates will come through during the second and third quarters, perhaps less than 40% of these funds will be reinserted into the economy, as many recipients either save or pay down previously established debt. Similarly, the continued benefit from low interest rates should start to benefit the economy now that risk premiums have improved and moderated somewhat. That said, credit conditions are somewhat tighter with loan to value ratios and debt coverage ratios returning to historic levels. On the other hand, government sponsored entities such as Fannie Mae and Freddie Mac have been permitted to raise the size of mortgages they can make, perhaps up to $625,000, so the trend of conforming fixed rate mortgages, once again the most established form of consumer debt, should continue.

While the Federal Reserve has done much to ameliorate the credit crisis, preventing a potential banking crisis and providing considerable liquidity for the credit markets, the Fed may not have many alternatives without effective government leadership. The global implications of a potential protracted downturn in the U.S. would have been far reaching 10 years ago. Today, however, the breadth of the global economy has created a more diverse array of users and producers of goods and services. While the U.S. represents roughly 4.6% of the world’s population, we still constitute 24% of Gross Domestic Product (GDP). Europe is virtually identical in both population and GDP

April 30, 2008 Semi-Annual Report | 1(800) 617.7616
www.alpinecef.com

contribution, thus, the balance of 53% of global GDP is produced by 91% of the population. As disproportionate as these comparative statistics are today, they are in fact less so than a decade ago. This reflects significant economic growth which has underpinned the so called “BRIC” countries (Brazil, Russia, India, China), in which 11% of global GDP is produced by 42% of the world’s population. As demographic drivers of demand such as population growth, expanding middle classes, increased mobility and leisure travel continue to expand, so does the rate of domestic consumption. These countries are no longer models of how cheap labor fuels an export machine. Rather, they are continuing the transition from agrarian self-sufficiency to urban production which has entered a phase where enhanced productivity, sophistication, and internal focus are becoming more important. In a similar fashion, government monetary authorities as well as capital markets have become more sophisticated and more effective in regulating economic activity. The net result is that these economies are beginning to decouple from the U.S., Europe and Japan, and thus are somewhat less dependent upon them for growth. This trend should continue at a pace that reflects the growth disparity between countries over the next generation. If one assumes that the BRIC countries continue to grow at 6% per annum while Europe and the U.S. grow at 2%, then the respective GDP contribution will equal in nineteen years!

Despite this rather sober outlook, it has been Alpine’s experience that the greatest opportunities are derived from challenging investment environments. We believe there are pockets of growth as well as compelling valuations throughout the global capital markets. There also exists considerable risk. Our managers must approach the portfolio as a continuum of future potential outcomes and prepare multiple strategies to best protect and exploit the broad range of these outcomes. We hope this semi-annual report is helpful for you in understanding recent events and the manner in which we adapt to the investment challenges of today, and seek opportunities for tomorrow. This is Alpine’s approach to managing not only your investment dollars, but our personal investments in the funds we run.

Sincerely,

Samuel A. Lieber

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

MANAGER COMMENTARY April 30, 2008 (Unaudited)

We are pleased to present the semi-annual report of the Alpine Global Premier Properties Fund for the period ending April 30, 2008. As of April 30, the Fund’s market price was $13.01 while the underlying net asset value per share (NAV) was $13.68. representing returns of - 12.42% and -19.81%, respectively. This compares with the S&P Citigroup World Net Property Index net total return of -13.22%. While Alpine is disappointed with this relative performance, which we will discuss in the following paragraphs, we are pleased with the Fund’s ability to generate significant dividend income for distribution.

Dividends

During the period under review the Fund made distributions of 12.67 cents per share per month. This totaled $80.42 million on the 105.79 million shares outstanding. During the period the Fund collected $95.36 million in dividends from its investment activity. Net of the Fund’s operating expenses and fees, the Fund had $84.2 million available for distribution. In other words, the Fund’s investment strategy provided 79.6 cents of distributable dividend income of which we paid 76 cents per share. Given some measure of seasonality in the receipt of global dividends, we tried to put a little bit in the bank when we had the opportunity and that is reflected in these figures. Given the downturn in share prices around the world over the past nine months, it is important for investors to appreciate that dividend yields have increased as share prices have declined. Thus for every dollar of NAV, we can capture more dividend yield today than we could last year. As long as companies continue to pay consistent dividend payments, we should be able to do the same. As you will see in our discussion of the global economy, we do not see significant threats to global dividend levels.

Share Price Performance

The performance of this Fund’s net asset value since inception held relatively well through December of last year. Unfortunately, the Fund has underperformed during the initial months of 2008 through April 30. We believe this reflects principally upon the Fund’s 17.4% weighting in the U.S. versus the broader index weighting of 42%. Unlike last year, when the U.S. REIT market was amongst the weakest in the world, this year it has proven to be a positive performer. Another factor which has also impacted performance has been the manager’s approach to investing in what we perceive are overly depressed securities. When we average into a position, we run the risk of attempting to catch falling daggers, so to speak. Thus, as the manager has sought to buy deeply discounted values in China and Australia, as well as in Europe, we run the risk of being early if the market sustains a protracted downturn as it now appears it is. Sometimes, however, this approach is positive as in the case of the Fund’s investment in Hypo Real Estate Holding, the largest global lender for infrastructure and real estate projects. Last May Hypo Real Estate traded for over 52 Euros and we were able to buy it this March for under 15 Euros. Within weeks, the private equity firm of J.C. Flowers made a bid to acquire 25% of the company for 22.5 Euros. Unfortunately, this type of trade has been the exception to the rule over the last few months.

Portfolio Construction

Since we remain cautious on the prospects for the United States and U.K over the course of the next nine to twelve months, we have remained relatively underweight in these markets. As a percentage of total net assets, the U.S. is our largest holding at 17.4%, but as we mentioned previously this is roughly a third of the typical index weighting. The U.K. is our sixth largest country holding at 6.8% and this is well below the U.K.’s almost 10% weighting in most indices. Japan is the Fund’s second largest position at 10.6% and we believe that the Japanese market is as cheap as it has been in the twenty years in which we have been following international real estate stocks. However, we are cautious with regard to the underlying potential growth rate of the Japanese economy. We hope to have greater clarity on its potential direction later this year. France is currently 8.8% of the portfolio, while Singapore, our fourth largest country weighting, is 7.9%. Brazil follows closely behind at 7.3%, while Hong Kong at 5.8% is the seventh largest position. Fundamentally, we believe that the so called BRIC (Brazil, Russia, India, China) countries offer the greatest potential for growth as does a country such as Singapore where the economy is managed very much like a forward looking business. While the U.S. may come down with pneumonia later this year, we think that these emerging markets will instead merely get a cold. In other words, growth rates may fall from 6% or 10% plus in the case of China, to 4.5% or 7%, respectively, but this should far outweigh the growth potential in the U.S. With the additional factors of strong demographic drivers and population and middle class expansion, the overall profile for continued real estate demand appears sustainable. Our investments in the European countries which include Germany, as well as Austria, and now investments in Australia, all reflect a sense that these markets have been significantly undervalued by the marketplace and offer long-term value creation as well as significant dividends.

Financial Market Devaluation Not Universal

Effectively, the financial market turmoil has forced a share price devaluation in the marketplace due to rising risk premiums fueled by growing uncertainty over the impact of the credit crunch on underlying economies. During this fiscal period, the Fund has taken advantage of the price devaluation to acquire shares of a number of companies which management believes are trading at attractive discounts to underlying property or business market valuations by 20% to 60%, based on our estimates. Some of these shares could be characterized as small to mid-cap companies, often with exposure to emerging markets or smaller countries. We believe that the current investment climate is penalizing small-cap stocks and emerging markets based on historical patterns during previous economic declines. It is our belief that this economic slowdown will be most severe in the larger economies of the U.S. and Europe. If we are correct in our assumption, we believe that equity markets would rationally begin to revalue many of our recent purchases of small cap emerging market stocks once economic prospects become clearer.

We suspect there will be greater clarity on the overall direction of the world’s different economies towards the latter part of 2008. It is Alpine’s view that the continued synchronization of global equity markets does not reflect an increased underlying economic decoupling. Even though the U.S. and England may decline into a broader recession, the BRIC economies may remain healthy while Europe may maintain modest growth over the medium term. With a weak U.S. economy, China may not be able to produce double-digit growth, though its 7% to 8% expansion in GDP would probably be the envy of the rest of the world.

Inflation,  Deflation or Stagflation?

Rapidly rising food and fuel prices have stirred fears of stagflation, which is anathema to both equity markets and real estate. We certainly see the risk of potential stagnation in the U.S. and the U.K, while Europe and Japan may continue to be dull at best, yet parts of the world should be buoyed by strengthening domestic demand from growing middle class populations as well as significant infrastructure expansion plans in the major BRIC countries. We believe market concerns over inflation are not driving Federal Reserve policy in the U.S. since the current soft job situation limits the potential for wage pressured inflationary psychology to become imbedded in our economy. The prevalence of stronger unions in France and Germany suggest that the European Central Bank will have to be more cautious on this front, even though Spain and Italy are sliding into recession. Japan on the other hand, has been in a disinflationary mode for over 15 years and having recently stabilized, may in fact benefit from modest inflation if it brings about greater pricing power for Japanese corporations. The aforementioned BRIC countries have all seen different degrees of inflationary pressures and most are responding with higher interest rates which might reduce growth rates moderately, although all may exceed the IMF global estimates of roughly 3.5% growth.

Global Real Estate Markets

Real estate markets in most countries are fundamentally sound, which suggests that the turmoil in financial capital markets has begun to slow economies well before excessive growth would typically have led to supply imbalances. The vacancy rates for office properties reflects the positive supply versus demand balance in most markets around the world. For example, among cities where the Fund has exposure, vacancy rates in Tokyo are just over 3% and only 1.5% for Class A buildings, while Hong Kong has 2.2% vacancy, Singapore 3.5%, Sidney 3.5%, Shanghai 4.3%, Mumbai 2.3%, Manila 1.4%, Mexico City 5%, Sao Paulo 6.5%, Rio de Janeiro 3.4%, Buenos Aires 4.1%, Toronto 4.5%, London’s City 6.5% and West End 4.5%, Moscow 4.5%, Kiev 0.8%, Oslo 6.0%, Stockholm 7.0%, Berlin 7.6%, Paris 4.8%, Madrid 4.5%, Vienna 5.2% and Rome 4.5%. In comparison, the U.S. currently has an average vacancy rate of 12.9%, although distinction has to be made between CBD (central business district) locations which have 9.6% vacancy and suburban locations with 14.7% vacancy. Naturally, certain markets are stronger than others with Washington, D.C. at 6.8% and New York City under 8%. In our opinion a benefit of the current credit contraction is that it may notably delay new potential supply, further supporting market conditions.

The strong supply and demand situation obviously benefits landlords in rent negotiations. Brokerage firm C.B. Richard Ellis suggests that rents in Moscow, for example, have increased by 93% over the 12 months through March, Singapore by 86%, Oslo by almost 58%, Mumbai by over 40%, Sao Paulo by 23% and some of the stronger U.S. markets such as New York and San Francisco by roughly 22%. These increases may not fully reflect concerns over the past nine months since the multi-month negotiation process for most leases creates an inherent lag effect. Nor will this data be materially influenced by the emergence of a shadow market in sublet space that is beginning to compete for tenants, creating the likelihood of prospective rents which might be down 5% to 15% or more, depending upon the city in question. Once again, we wish to reiterate our fundamental assumption that the primary direct impact of the capital market turmoil will be felt primarily in New York City and London with perhaps some modest impact in other U.S., U.K. and continental European cities.

Property Values

It is widely acknowledged that real estate rents and sales may lag economic activity and adjust more slowly than the stock market which tends to lead economic activity. In other words, we believe vacancy rates will probably not rise appreciably nor rents erode significantly during 2008. Valuations on the other hand have changed with the overall cost of capital which now incorporates greater risk premiums. There are many measures of these risk premiums but one that is often followed is the so called TED spread, measuring the differential between short term treasury bills and London Interbank Offered Rates (LIBOR) for comparable periods. Historically this has been less than 35 basis points, however, such spreads rose to a high of 204 basis points during the week when Bear Stearns collapsed on March 14. While the spreads have certainly moderated over 100 basis points since the Federal Reserve Bank covered most of the investments of Bear Stearns and hence stabilized the marketplace, stock market valuations for real estate have not materially improved. After a five year period of cap rate compression (that is the lowering of the initial net rental yield relative to purchase price) for commercial properties ranging from 20% to 70%, we are now seeing a reversal of that trend on the order of 5% to 25%. We feel this reversal in part reflects a higher risk premium that investors now seek, as well as a discounting mechanism for the prospect of lower rents in potentially softening property markets. Unlike the stock market, the direct property market is making distinctions between premier or trophy assets and secondary properties, particularly in lesser locations. Premier assets such as New York’s GM Building or London’s Willis Building, are typically fetching prices within 5% to 10% of prior peak levels, whereas secondary or generic properties may be 10% to 25% below these levels. This appears to be true in the U.S. and U.K, although not quite as severe in continental Europe, Australia and Japan, based on observations and our market contacts. Canada appears to be holding fairly strong with a durable economy buoyed by natural resource production. The same would hold true for much of China, although it varies according to city, with softness in southern China closer to 20% below last year’s levels. Hong Kong and Singapore have both seen record pricing for properties over the past few quarters and thus we suspect there is very limited weakness in those cities. Brazil is also a very strong market where we haven’t seen discounting. For India, we suspect that a significant bump in supply over the next 12 months might lead to some softening of prices depending on locations and property type on the order of 5% to 10%. That same level may hold true for most Eastern European cities although high vacancy rates in Budapest might lead to double-digit declines in price.

Prospects

We believe the prospects for the portfolio are positive. However, the timing of a recovery in confidence in the property sector as well as the resurgence in liquidity looking for growth opportunities may still take some time. We believe that the fundamentals underlying the macro drivers of demand as well as potential for new supply favor the growth prospects in markets such as Brazil, Russia, China and Singapore. India also has great prospects but we do think it is a more difficult realization process due to infrastructure, political and bureaucratic conditions. In general, we are of the opinion Europe offers excellent value especially on a risk adjusted basis. We believe that superior values and the prospect of reasonable growth is also present in markets such as Germany, Eastern Europe and Scandinavia. Japan is a bit of a wild card as stocks appear to be very cheap on an historic basis and reasonable on a global basis, yet questionable underlying growth of its very large economy forces us to be a bit cautious over the near term.

Finally, it is worth reiterating that this is a financial market-led adjustment to valuations as opposed to a reduction in share prices due to imbalances in supply and demand. As management sees the current situation, there is a significant mismatch between stock market valuation of real estate companies and the underlying property valuations of these shares which we own. We believe over time such disparities tend to be corrected.

We look forward to reporting to you on the Fund’s portfolio and our progress in the Fund’s annual report to shareholders. Thank you for your support.

Sincerely,

Samuel A. Lieber

President, Portfolio Manager

PERFORMANCE(1) as of April 30, 2008

	Ending Value as of 4/30/08	One Month	Three Month	Six Month	Since Inception (2)(3)(4)
Alpine Global Premier Properties Fund | NAV (4)	$13.68	4.84%	(2.17)%	(19.81)%	(20.96)%
Alpine Global Premier Properties Fund | Market Price (3)	$13.01	3.64%	(4.91)%	(12.42)%	(28.29)%
S&P / Citigroup World Net Total Return $ US Property Index		5.63%	3.45%	(13.22)%	(15.39)%
MSCI US REIT Total Return Index		6.04%	8.73%	(7.08)%	(14.29)%

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on April 26, 2007.
(3)	Annualized
(4)	IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO allocations in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

PORTFOLIO DISTRIBUTIONS ❖

TOP TEN PROPERTY HOLDINGS ❖

Unibail-Rodamco Co.	4.1%	France
Accor SA	2.5%	France
Segro PLC	2.4%	United Kingdom
iStar Financial, Inc.	2.1%	United States
Valad Property Group Pty, Ltd.	1.8%	Australia
Hypo Real Estate Holding AG	1.8%	Germany
GPT Group	1.8%	Australia
Goodman Group	1.7%	Australia
Immofinanz AG	1.7%	Austria
Kowloon Development Co., Ltd.	1.6%	Hong Kong
Top Ten Property Holdings	21.5%

❖  As percentage of market value

REGIONAL ALLOCATION❖

Top Five Countries❖

United States	18.1%
Japan	11.0%
France	9.6%
Singapore	8.2%
United Kingdom	7.8%

❖  As a percentage of market value, excluding any short-term investments.

NAV MARKET PRICE, AND TOTAL RETURN [ Since Inception ]

SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2008 (Unaudited)

Description	Shares	Value (Note 1)

COMMON STOCKS (94.3%)
Australia (5.1%)
Goodman Group	5,521,600	$23,547,602
GPT Group	7,744,503	24,332,184
Valad Property Group Ltd.	28,342,860	25,538,203
		73,417,989
Austria (2.4%)
Conwert Immobilien Invest SE*	628,653	11,622,272
Immofinanz AG	2,102,000	23,270,584
		34,892,856
Brazil (7.3%)
Agra Empreendimentos Imobiliarios SA*	1,358,700	6,539,285
Brascan Residential Properties SA	1,478,400	8,138,226
Brasil Brokers Participacoes SA*	16,500	14,393,575
Cyrela Brazil Realty SA	844,545	13,997,843
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,465,000	9,518,710
Ez Tec Empreendimentos e Participacoes SA	769,200	2,235,132
Gafisa SA	582,300	12,723,582
Gafisa SA - ADR	151,000	6,576,050
Iguatemi Empresa de Shopping Centers SA	42,300	547,136
Invest Tur Brasil - Desenvolvimento Imobiliario Turistico SA*	21,700	9,530,141
Klabin Segall SA	199,100	1,251,712
Multiplan Empreendimentos Imobiliarios SA*	905,000	11,433,642
Tecnisa SA	577,000	3,155,414
Trisul SA	1,150,000	5,673,204
		105,713,652
China (3.4%)
Agile Property Holdings, Ltd.	9,175,900	12,763,357
C C Land Holdings, Ltd.	5,632,500	6,208,423
Greentown China Holdings, Ltd.	1,729,400	2,019,407
Guangzhou R&F Properties Co., Ltd.	2,349,900	6,724,209
Hopson Development Holdings, Ltd.	5,485,900	11,699,461
Shimao Property Holdings, Ltd.	2,555,200	5,082,104
Sino-Ocean Land Holdings, Ltd.*	6,053,200	4,994,396
		49,491,357
France (8.8%)
Accor SA	416,900	34,696,641
Club Mediterranee*	101,895	5,345,896
Eurosic, Inc.*	93,300	4,846,886
Kaufman & Broad SA	98,662	4,586,243
Nexity	236,998	10,639,246
Societe Immobiliere de Location pour l’Industrie et le Commerce	74,715	10,721,404
Unibail-Rodamco Co.	217,911	56,401,054
		127,237,370
Germany (4.3%)
Colonia Real Estate AG*	371,115	7,643,313
Dawnay Day Sirius, Ltd.	3,905,000	4,390,175
Dawnay Day Treveria PLC	11,057,500	11,050,076
DIC Asset AG	195,661	6,452,478
Eurocastle Investment, Ltd.	653,202	7,965,754
Hypo Real Estate Holding AG	663,700	24,747,678
		62,249,474
Hong Kong (5.8%)
The Hongkong & Shanghai Hotels, Ltd.	6,714,000	11,509,985
Hongkong Land Holdings, Ltd.	1,570,000	7,127,800
Kowloon Development Co., Ltd.	9,832,000	21,699,878
Midland Holdings, Ltd.	19,375,400	20,138,293
New World Development, Ltd.	3,078,000	7,938,741
NWS Holdings, Ltd.	3,088,000	8,499,464
Shangri-La Asia, Ltd.	2,469,200	6,843,795
		83,757,956
India (1.5%)
Hirco PLC*	1,065,632	7,278,097
Unitech Corporate Parks PLC*	3,104,000	5,122,520
Yatra Capital, Ltd.*	650,000	9,312,102
		21,712,719

Description	Shares	Value (Note 1)

Italy (2.8%)
Pirelli & C Real Estate S.p.A	513,795	$15,579,999
Pirelli & C S.p.A*	25,000,000	20,494,043
Risanamento S.p.A*	1,821,533	4,963,189
		41,037,231
Japan (10.6%)
Advance Residence Investment Corp.	295	1,078,040
Aeon Mall Co., Ltd.	259,600	8,113,670
Creed Corp.	3,607	4,197,211
DA Office Investment Corp.	348	1,368,774
Frontier Real Estate Investment Corp.	413	3,193,268
The Japan General Estate Co., Ltd.	804,100	7,593,655
Japan Hotel and Resort, Inc.	781	2,606,212
Japan Logistics Fund, Inc.	1,203	8,179,266
Kenedix, Inc.	5,190	7,985,767
Mitsubishi Estate Co., Ltd.	367,000	10,658,653
Mitsui Fudosan Co., Ltd.	503,000	12,673,559
Mori Hills REIT Investment Corp.	2,941	16,715,210
Nomura Real Estate Holdings, Inc.	747,200	15,161,725
Pacific Management Corp.	11,175	7,340,025
Secured Capital Japan Co., Ltd.	2,624	4,643,131
Sumitomo Real Estate Sales Co., Ltd.	215,230	8,962,311
Sumitomo Realty & Development Co., Ltd.	698,000	17,452,518
Tokyo Tatemono Co., Ltd.	1, 188,200	10,352,543
United Urban Investment Corp.	505	3,108,141
Urban Corp.	507,000	2,769,399
		154,153,078
Malaysia (0.5%)
KLCC Property Holdings BHD	4,094,000	3,939,778
Resorts World BHD	2,900,000	3,102,881
		7,042,659
Mexico (1.8%)
Consorcio ARA SAB de CV	169,800	178,077
Corp. GEO SAB de C.V.*	1,522,000	5,673,717
Desarrolladora Homex - ADR*	177,400	10,569,491
Desarrolladora Homex SA de C.V.*	500,000	4,959,600
Urbi Desarrollos Urbanos SA de C.V.*	1,277,800	4,099,437
		25,480,322
Norway (1.3%)
Norwegian Property ASA	2,126,600	18,553,765

Philippines (0.1%)
Ayala Land, Inc.	1,050,000	243,435
SM Prime Holdings, Inc.	9,605,000	1,636,054
		1,879,489
Poland (0.7%)
Orco Property Group	125,000	10,734,975

Russia (1.5%)
PIK Group*(1)	805,000	21,413,000

Singapore (7.9%)
ARA Asset Management, Ltd.*	15,852,000	8,884,274
Ascendas (REIT)	5,000,000	9,476,052
Ascott Residence Trust	300,000	294,237
Banyan Tree Holdings, Ltd.	9,197,100	9,630,826
CapitaCommercial Trust	12,498,200	20,645,233
CapitaLand, Ltd.	2,925,000	14,646,031
CapitaMall Trust	3,850,000	9,880,167
City Developments, Ltd.	1,527,800	13,632,521
Genting International PLC*	290,000	130,452
Macquarie MEAG Prime REIT	17,451,400	15,829,226
Mandarin Oriental International, Ltd.	1,849,000	4,104,780
Singapore Land, Ltd.	1,376,000	7,346,514
		114,500,313
Spain (0.4%)
Realia Business SA	821,335	5,399,217

Sweden (2.4%)
Castellum AB	151,600	1,709,232
JM AB	1,133,500	18,791,007
Kungsleden AB	300,000	3,006,564
SKF AB - B Shares	600,000	11,024,069
		34,530,872
Thailand (1.5%)
Land and Houses PLC	5,000,000	1,655,629
Minor International*	21,644,000	10,920,971
Preuksa Real Estate PCL	8,940,000	3,411,353
SC Asset Corp. PCL	12,431,900	5,292,673
		21,280,626

Description		Shares	Value (Note 1)

United Kingdom (6.8%)
Great Portland Estates PLC		827,000	$7,535,148
Hammerson PLC		1,076,200	21,569,364
Helical Bar PLC		772,684	5,223,537
Mapeley, Ltd.		531,572	13,454,710
Segro PLC		3,643,076	33,410,920
Shaftesbury PLC		1,102,318	11,791,607
Songbird Estates PLC		2,050,000	5,258,082
			98,243,368
United States (17.4%)
Alexander’s, Inc.*		38,870	13,849,381
Alexandria Real Estate Equities, Inc.		99,000	10,397,970
Annaly Capital Management, Inc.		40,000	670,400
Ashford Hospitality Trust, Inc.		814,400	4,715,376
Brandywine Realty Trust		276,500	4,824,925
CBL & Associates Properties, Inc.		70,000	1,714,300
DiamondRock Hospitality Co.		678,000	8,644,500
Forestar Real Estate*		394,650	9,826,785
General Growth Properties, Inc.		500,000	20,480,001
Gramercy Capital Corp.		166,285	3,159,415
Guaranty Financial Group*		286,450	2,191,342
HRPT Properties Trust		1,748,400	12,116,412
iStar Financial, Inc.		1,480,965	28,508,576
Kilroy Realty Corp.		175,000	9,156,000
Mack-Cali Realty Corp.		392,300	15,307,546
Maguire Properties, Inc.		398,600	6,417,460
Marriott International, Inc. - Class A		114,200	3,917,060
Meritage Homes Corp.*		160,000	3,035,200
MFA Mortgage Investments, Inc.		50,000	349,500
Orient-Express Hotels, Ltd.		458,497	21,343,035
Starwood Hotels & Resorts Worldwide, Inc.		402,900	21,035,409
Strategic Hotels & Resorts, Inc.		150,000	2,161,500
Sunrise Senior Living, Inc.*		395,300	8,479,185
Temple-Inland, Inc.		933,950	10,899,197
US Bancorp		464,200	15,731,738
Vornado Realty Trust		135,583	12,621,421
			251,553,634
TOTAL COMMON STOCKS (Identified Cost $1,688,868,083)			1,364,275,922

RIGHTS (0.1%)
Sweden (0.1%)
JM AB, Rights, expiring 6/5/08 at 16.00 (Swedish Krona)*		1,133,500	1,407,688

TOTAL RIGHTS (Identified Cost $0)			1,407,688

Description	Maturity Date	Shares	Value (Note 1)

EQUITY - LINKED STRUCTURED NOTES (1.8%)
Finland (0.7%)
Merrill Lynch & Co., Inc. - Sponda Oyj. Link*	03/24/09	800,000	9,980,794

France (0.4%)
Morgan Stanley & Co., Inc. - ICADE*	05/04/09	37,000	5,304,780

United Kingdom (0.7%)
Morgan Stanley & Co., Inc. - Barratt Link Note*	04/24/09	866,300	4,758,329
Morgan Stanley & Co., Inc. - Berkeley Group Holdings*	01/03/11	300,000	5,607,030
			10,365,359

TOTAL EQUITY - LINKED STRUCTURED NOTES
(Identified Cost $31,354,367)			25,650,933

Description	Interest Rate	Shares	Value (Note 1)

SHORT-TERM INVESTMENTS (0.1%)
Morgan Stanley
Money Market Fund(2)	5.037%	1,300,241	1,300,241

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,300,241)			1,300,241

TOTAL INVESTMENTS (96.3%) (Identified Cost $1,721,522,691)			1,392,634,784

TOTAL OTHER ASSETS LESS LIABILITIES (3.7%)			54,384,169

NET ASSETS (100.0%)			$1,447,018,953

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. Securities restricted under Rule 144A comprised 1.48% of the fund’s net assets.

(2)

Investments in other funds are calculated at their respective net asset value as determined by those funds, in accordance with the Investment Company Act of 1940. The interest rate shown represents the rate at April 30, 2008.

See Notes to Financial Statements.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depository Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

BHD - Berhad is the Malaysian term for public limited company.

GDR - Global Depository Receipt.

Inc. - Incorporated.

Ltd. - Limited.

Oyj. - Osakeyhtio is the Finnish equivalent of a limited company.

PCL - Public Company Limited.

PLC - Public Limited Co.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - A variable capital company.

SAB de CV - A variable capital company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

S.p.A. - Societa’ Per Azioni is an Italian shared company.

STATEMENT OF ASSETS AND LIABILITIES April 30, 2008 (Unaudited)

ASSETS

Investments, at value(1)	$1,392,634,784
Foreign currency, at value (Cost $5,429,765)	5,448,438
Receivable for investment securities sold	75,919,184
Dividends receivable	17,448,726
Interest receivable	32,347
Deposit with broker on total return swap contracts	8,405,415
Prepaid and other assets	95,986
Total Assets	1,499,984,880

LIABILITIES

Payable to custodian	38,592
Loan payable	18,031,000
Interest on loan payable	118,089
Payable for investment securities purchased	31,873,948
Interest payable on total return swap contracts	17,983
Unrealized depreciation on forward currency contracts	2,571
Unrealized depreciation on total return swap contracts	225,411
Accrued expenses and other liabilities:
Investment advisory fees	1,220,201
Administrative fees	158,625
Offering cost	940,235
Trustee fees	12,448
Officer fees	12,363
Other	314,461
Total Liabilities	52,965,927

Net Assets	$1,447,018,953

NET ASSETS REPRESENTED BY

Paid-in-capital	$2,008,334,666
Undistributed net investment income	3,134,479
Accumulated net realized loss on investments, swap contracts and foreign currency	(237,487,062)
Net unrealized depreciation on investments, swap contracts and foreign currency translations	(326,963,130)
Net Assets	$1,447,018,953
Net asset value
Net assets	$1,447,018,953
Shares of beneficial interest issued and outstanding	105,789,582
Net asset value per share	$13.68

(1) Cost of Investments	$1,721,522,691

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2008 (Unaudited)

INCOME

Dividends*	$95,361,123
Interest	354,400
Total Income	95,715,523

EXPENSES

Interest on loan	1,673,040
Investment advisory fee	8,107,342
Administrative fee	1,053,953
Audit and tax fees	16,559
Custodian fees	387,848
Officers fees	24,863
Legal fee	49,726
Printing fees	141,573
Trustee fees	23,869
NYSE fees	16,975
Miscellaneous fees	17,359
Total Expenses	11,513,107

Net Investment Income	84,202,416

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized loss on investments:
Securities transactions	(147,862,215)
Swap contracts	(194,863)
Foreign currency transactions	(6,770,876)
Net realized loss on investments	(154,827,954)

Change in net unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations:

Investments	(365,179,450)
Swap contracts	4,447
Foreign currency translations	55,178,901
Net unrealized depreciation of investments	(309,996,102)
Net realized/unrealized loss on investments, swap contracts and foreign currency	(464,824,056)
Net Decrease in Net Assets Resulting from Operations	$(380,621,640)

* Net of foreign taxes withheld	$4,430,269

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2008 (Unaudited)	For the Period April 26, 2007 (Inception) to October 31, 2007
OPERATIONS

Net investment income	$84,202,416	$61,343,470
Net realized loss on investments:
Securities transactions	(147,862,215)	(82,861,878)
Swap contracts	(194,863)	(56,272)
Foreign currency transactions	(6,770,876)	(2,697,011)
Change in net unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations:
Investments	(365,179,450)	(73,037,747)
Swap contracts	4,447	155,565
Foreign currency translations	55,178,901	55,915,154
Net unrealized depreciation of investments	(309,996,102)	(16,967,028)
Net decrease in net assets resulting from operations	(380,621,640)	(41,238,719)

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(80,421,240)	(59,034,114)
From tax return of capital	—	(7,976,683)
Net decrease in net assets resulting from distributions to shareholders	(80,421,240)	(67,010,797)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of common shares, net of offering cost	—	1,906,000,000
Proceeds from underwriters’ over-allotment option common shares exercised, net of offering costs	—	105,130,786
Net asset value of common stock issued to stockholders from reinvestment of dividends	—	991,463
Net increase in net assets derived from capital share transactions	—	2,012,122,249
Net Decrease in Net Assets	(461,042,880)	1,903,872,733
Net Assets
Beginning of period	1,908,061,833	4,189,100
End of period*	$1,447,018,953	$1,908,061,833

* Including undistributed (overdistributed) net investment income of:	$3,134,479	$(646,697)

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS For the Six Months Ended April 30, 2008 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net decrease in net assets from operations	$(380,621,640)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,854,215,623)
Proceeds from disposition of investment securities	1,872,474,664
Net realized loss from investment securities	147,862,215
Net sale of short-term investment securities	(126,804)
Net change in unrealized depreciation on investments	309,951,585
Net change in unrealized depreciation on swap contracts	(4,447)
Net change in unrealized appreciation of currency contracts	(31,693)
Decrease in receivable for investment securities sold	14,537,751
Increase in dividends receivable	(12,634,109)
Decrease in interest receivable	115,860
Increase in prepaid and other assets	(95,986)
Decrease in payable for investment securities purchased	(20,445,783)
Increase in interest on loan payable	107,956
Decrease in investment advisory fees payable	(382,413)
Decrease in administrative fees payable	(49,715)
Decrease in trustee fees payable	(131)
Decrease in officer fees payable	(137)
Decrease in offering cost	(1,500,000)
Decrease in other payables and accrued expenses	49,460
Net Cash Provided by Operating Activities	74,991,010

CASH FLOWS FROM FINANCING ACTIVITIES:

Repayment of bank borrowing	(10,469,000)
Cash distributions paid	(80,421,240)
Net Cash Used in Financing Activities	(90,890,240)

Net Decrease in Cash	(15,899,230)

Cash and foreign currency, beginning balance	$21,309,076
Cash and foreign currency, ending balance	$5,409,846

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for interest from bank borrowing:	$1,780,996

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the year)

	For the Six Months Ended April 30, 2008 (Unaudited)		Period Ended October 31, 2007(a)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$18.04		$19.10
Income from investment operations:
Net investment income	0.80		0.55
Net realized and unrealized loss on investments, swap contracts and foreign currency	(4.40)		(0.95)
Total from investment operations	(3.60)		(0.40)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.76)		(0.56)
From tax return on capital	—		(0.07)
Total distributions	(0.76)		(0.63)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid in capital	—		(0.03)
Total capital share transactions	—		(0.03)
Net asset value per share, end of period	$13.68		$18.04
Per share market value, end of period	$13.01		$15.71

Total return based on:
Net Asset Value	(19.81	)%(b)	(1.69	)%(b)
Market Value	(12.42	)%(b)	(18.41	)%(b)

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, the end of period (000)	$1,447,019		$1,908,062
Ratio of net expenses to average net assets	1.50	%(c)	1.21	%(c)
Ratio of net investment income to average net assets	10.98	%(c)	6.31	%(c)
Portfolio turnover rate	114	%(d)	89	%(d)

(a)	For the period from April 26, 2007 (inception of the fund) to October 31, 2007.
(b)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results.

(c)	Annualized.
(d)	Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS April 30, 2008 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund had no operations prior to April 26, 2007 other than matters relating to its organization and the sale and issuance of 213,089.005 shares of beneficial interest in the Fund to a group consisting of Alpine Woods Capital Investors, LLC (“Alpine Woods”), certain of its officers and parties either related to or affiliated with those officers and 6,235.602 shares of beneficial interest in the Fund to the Independent Trustees at the initial subscription price of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AWP”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s NAV, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security, traded on a securities exchange in the United States, is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations.

Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Among those factors that may be considered when fair valuing a security are: fundamental analytical data relating to the investment in the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; special reports prepared by analysts or the Advisor; information as to any transactions or offers with respect to the security; and the historical tendency of the security’s price to track or respond to general and specific market movements (in terms of indices, sectors, or other market measurements). When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices. As of April 30, 2008, none of the Fund’s securities were fair valued.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over- the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place

NOTES TO FINANCIAL STATEMENTS April 30, 2008 (Unaudited)

in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund accounts for uncertainty related to income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of April 30, 2008. Since its inception, the Fund had not recorded any amounts for interest or penalties related to uncertain tax benefits.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS April 30, 2008 (Unaudited)

2. INCOME TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the period April 26, 2007 (inception) to October 31, 2007 was as follows:

Distributions paid from:

Ordinary Income	$59,034,114
Return of Capital	$7,976,683
Total	$67,010,797

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2007, the effects of certain differences were reclassified. The Fund decreased accumulated net investment loss by $5,020,630, decreased accumulated net realized loss by $2,956,053 and decreased paid in capital by 7,976,683. These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2007, the Fund had available for tax purposes unused capital loss carryovers of $79,137,068, expiring October 31, 2015.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gain/(Loss)	(79,137,068)
Unrealized Appreciation/(Depreciation)	(21,135,765)
Total	$(100,272,833)

As of April 30, 2008, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments
(excess of value over tax cost)	$56,129,039
Gross depreciation on investments
(excess of tax cost over value)	(392,503,053)
Net unrealized depreciation	(336,374,014)
Total cost for federal income tax purposes	$1,729,008,798

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency and certain other investments.

3. CAPITAL TRANSACTIONS

	For the Six Months Ended April 30, 2008	For the Period April 26, 2007 (Inception) to October 31, 2007
Common shares outstanding - beginning of period	105,789,582	219,325
Common shares issued in connection with initial public offering	—	100,000,000
Common shares issued from underwriter’s over-allotment option exercised	—	5,515,781
Common shares issued as reinvestments of dividends		54,476
Common shares outstanding - end of period	105,789,582	105,789,582

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2008 aggregated $1,854,215,623 and $1,872,474,664, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2008.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily managed assets, computed daily and payable monthly.

NOTES TO FINANCIAL STATEMENTS April 30, 2008 (Unaudited)

6. LINE OF CREDIT

On July 11, 2007, an Agreement between the Fund and The Bank of New York (“BONY”) was executed which allows the Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $500,000,000. During the six months ended April 30, 2008, the average borrowing was $89,182,233 with an average rate on borrowings of 3.49%. As of April 30, 2008, there was an unused balance of $264,810,000 available to the Fund.

7. TOTAL RETURN SWAP CONTRACT

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers end the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

At April 30, 2008 the Fund had the following total return swaps outstanding:

Counterparty:

Morgan Stanley

Underlying Security		Shares	Notional Amount
Phoenix Mills Ltd.		170,000	8,452,672

Floating Rate Paid by the Fund	Termination Date	Unrealized Appreciation	Collateral
US One Month LIBOR+45bps	08/02/10	$177,994	$8,405,415

8. OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $13,403,540 or $0.1267 per common share on May 30, 2008 to common shareholders of record on May 23, 2008.

The Fund paid a distribution of $13,403,540 or $0.1267 per common share on June 30, 2008 to common shareholders of record on June 24, 2008.

See Notes to Financial Statements

ADDITIONAL INFORMATION April 30, 2008 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open- Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, New York 10286 or by calling toll-free 1(800)432.8224.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)910.1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1 (800)SEC.0330.

SHAREHOLDER MEETING

On March 14, 2008, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund. The results of the proposal are as follows:

Proposal: To elect Mr. Jeffrey E. Wacksman as a Trustee to the Board of Trustees until his successor has been duly elected and qualified.

For	96,540,348
Withheld	3,945,896

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (79)	Independent Trustee	Reale state developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	12	Trustee, Alpine Family of Funds.*

H. Guy Leibler (53)	Independent Trustee	Private Investor, since 2007, Vice Chair and Chief Operating Officer of L&L Holding Company, LLC (2007); President, Skidmore, Owings & Merrill LLP (2001-2003).	12	Chairman, White Plains Hospital Center; Dressage for Kids; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (47)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	12	International Succession Planning Association; Bondi Icebergs Inc.; MH Properties, Inc.; Trustee, Alpine Family of Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (51)	Interested Trustee and President	CEO of Alpine Woods Capital Investors, LLC since 1997. President of Alpine Trusts since 1998.	12	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Stephen A. Lieber (82)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Sheldon R. Flamm (60)	Treasurer/Chief Compliance Officer	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (43)	Secretary	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

INVESTOR INFORMATION	1(800) 617.7616 | www.alpinecef.com

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

TRANSFER AGENT &
CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616
www.alpinecef.com

Item 2.    Code of Ethics.

Not applicable to semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.    Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable to semi-annual report

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2008

By:	/s/ Sheldon R. Flamm
Sheldon R. Flamm
Chief Financial Officer (Principal Financial Officer)

Date:	July 9, 2008

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